                                                                     Exhibit 5.1

     Nortel Networks
     8200 Dixie Road, Suite 100
     Dept. 0020, GMS 036/NO/172
     Brampton, Ontario
     Canada  L6T 5P6
     Tel  905-863-1300
     Fax  905-863-8544
     E-mail  nderoma@nortelnetworks.com

Nicholas J. Deroma
Chief Legal Officer

     May 13, 2002

     Nortel Networks Corporation
     Nortel Networks Limited
     8200 Dixie Road, Suite 100
     Brampton, Ontario
     Canada L6T 5P6

     Re: Nortel Networks Corporation and Nortel Networks Limited Registration Statement on Form S-3 under the United States Securities Act of 1933, as amended

     Dear Sirs:

     I am the Chief Legal Officer of each of Nortel Networks Corporation ("NNC") and Nortel Networks Limited ("NNL"), each a corporation organized under the laws of Canada. This opinion is being furnished to you in connection with the preparation and filing by NNC and NNL under the United States Securities Act of 1933, as amended, (the "Securities Act") of a Registration Statement on Form S-3 (the "Registration Statement") with the United States Securities and Exchange Commission (the "SEC") with respect to (i) unsecured debt securities of NNC ("NNC Debt Securities"), (ii) unsecured debt securities of NNL ("NNL Guaranteed Debt Securities") guaranteed by NNC (the "NNC Guarantee"), (iii) preferred shares of NNC, without par value ("Preferred Shares"), in one or more series, (iv) common shares of NNC, without nominal or par value, including the share purchase rights associated therewith (collectively, "Common Shares"), (v) warrants of NNC to purchase NNC Debt Securities, Preferred Shares or Common Shares ("Warrants"), (vi) share purchase contracts of NNC to purchase Preferred Shares or Common Shares ("Share Purchase Contracts") and (vii) share purchase or equity units of NNC, each representing ownership of a Share Purchase Contract and NNC Debt Securities, NNL Guaranteed Debt Securities or debt obligations of third parties, including U.S. Treasury securities, ("Share Purchase Units" and, together with the NNC Debt Securities, the NNC Guarantee, the NNL Guaranteed Debt Securities, the Preferred Shares, the Common Shares, the Warrants and the Share Purchase Contracts, the "Securities"), to be issued from time to time pursuant to Rule 415 under the Securities Act, for an aggregate initial offering price not to exceed US$2,500,000,000.

     In rendering this opinion, I have reviewed:

     (a)  the Registration Statement;

     (b) the form of senior indenture between NNC and Deutsche Bank Trust Company Americas, as trustee (the "NNC Senior Debt Indenture"), pursuant to which NNC Debt Securities may be issued;

     (c) the form of subordinated indenture between NNC and HSBC Bank USA, as trustee (the "NNC Subordinated Debt Indenture"), pursuant to which NNC Debt Securities may be issued;

     (d) the form of senior indenture among NNL, as issuer, NNC, as guarantor, and Deutsche Bank Trust Company Americas, as trustee (the "NNL Senior Debt Indenture"), pursuant to which NNL Guaranteed Debt Securities may be issued;

     (e) the form of subordinated indenture among NNL, as issuer, NNC, as guarantor, and HSBC Bank USA, as trustee (the "NNL Subordinated Debt Indenture" and together with the NNC Senior Debt Indenture, the NNC Subordinated Debt Indenture and the NNL Senior Debt Indenture, the "Indentures"), pursuant to which NNL Guaranteed Debt Securities may be issued;

     (f)  the articles and by-laws of NNC; and

     (g)  the articles and by-laws of NNL;

     and have made such inquiries and examined originals (or copies certified or otherwise identified to my satisfaction) of such documents, corporate records and other instruments and made such examination of the law as I have deemed necessary or appropriate to enable me to render this opinion. In such examinations, I have assumed the genuineness of all signatures, the legal capacity at all relevant times of any natural persons signing any documents, the authenticity of all documents submitted to me as originals, the conformity to authentic originals of all documents submitted to me as certified or true copies or as reproductions (including documents received by facsimile) and the truthfulness of all certificates of public officials and corporate officers.

     In connection with this opinion, I have assumed that (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective; (ii) a prospectus supplement will have been prepared and filed with the SEC describing the Securities offered thereby; (iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate prospectus supplement; (iv) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will have been duly authorized and validly executed and delivered by NNC and/or NNL and the other parties thereto; and (v) any

     Securities issuable upon conversion, exchange or exercise of any Security being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise.

     In expressing the opinion set out in paragraph 1 below with respect to the valid existence of NNC and NNL, I have obtained and relied upon Certificates of Compliance dated May 10, 2002 issued by the Deputy Director, Industry Canada, and have assumed that such certificates evidence that NNC and NNL each validly exists as of the date hereof.

     In expressing the opinions stated below, I have relied upon the opinions of
     (i) Roger A. Schecter, Secretary of Nortel Networks Inc., NNC's indirect and NNL's direct subsidiary, dated the date hereof (the "New York Opinion"), a copy of which is attached hereto as Schedule A, and (ii) Blair
     F. Morrison, Assistant Secretary of each of NNC and NNL, dated the date hereof, in respect of opinions relating to the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario at the date hereof (the "Ontario Opinion"), a copy of which is attached as Schedule B.

     The opinions expressed herein are limited in scope to the matters addressed in the New York Opinion and the Ontario Opinion, and to the extent such opinions are stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exception, the opinions expressed herein in reliance on such opinions are based upon the same assumption, are given in reliance on the same certificate or document, and are subject to the same limitation, qualification or exception. The opinions expressed herein are subject to the following qualifications:

     (a) enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

     (b) equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction; and

     (c) no opinion is expressed with respect to the enforceability of any provisions relating to indemnity or contribution.

     Based upon and subject to the foregoing, I am of the opinion that:

     1. Each of NNC and NNL has been duly incorporated and is a validly existing corporation under the laws of Canada.

     2. With respect to the Common Shares, when (i) the Board of Directors of NNC (the "NNC Board"), has taken all necessary corporate action to approve the issuance of and the terms of the offering of the Common Shares and related matters; and (ii) certificates representing the Common

          Shares have been duly executed, countersigned, registered and delivered either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or
          (b) upon conversion, exchange or exercise of any other Security in accordance with the terms of such Security or the instrument governing such Security providing for such conversion, exchange or exercise as approved by the NNC Board, for the consideration approved by the NNC Board, the Common Shares will be duly authorized, validly issued, fully paid and non-assessable.

     3. With respect to Preferred Shares, when (i) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the shares of Preferred Shares, the terms of the offering thereof and related matters, including the approval of articles of amendment relating to the series of such Preferred Shares and the receipt by NNC of a certificate of amendment from the Director under the Canada Business Corporations Act, as amended; and (ii) certificates representing the shares of Preferred Shares have been duly executed, countersigned, registered and delivered either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, the Preferred Shares will be duly authorized, validly issued, fully paid and non-assessable.

     4. With respect to NNC Debt Securities to be issued under the NNC Senior Debt Indenture, when (i) the NNC Senior Debt Indenture has been duly qualified under the United States Trust Indenture Act of 1939, as amended (the "TIA"); (ii) the NNC Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNC Debt Securities, the terms of the offering thereof and related matters; and (iii) such NNC Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the NNC Senior Debt Indenture and either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, such NNC Debt Securities will be duly authorized and validly issued and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms, and entitled to the benefits of the NNC Senior Debt Indenture.

     5. With respect to NNC Debt Securities to be issued under the NNC Subordinated Debt Indenture, when (i) the NNC Subordinated Debt Indenture has been duly qualified under the TIA; (ii) the NNC Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNC Debt Securities, the terms of the offering thereof and related matters; and (iii) such NNC Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the NNC Subordinated Debt Indenture and either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, such NNC Debt Securities will be duly authorized and validly issued and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms, and entitled to the benefits of the NNC Subordinated Debt Indenture.

     6. With respect to NNL Guaranteed Debt Securities to be issued under the NNL Senior Debt Indenture, when (i) the NNL Senior Debt Indenture has been duly qualified under the TIA; (ii) the Board of Directors of NNL (the "NNL Board") has taken all necessary corporate action to approve the creation, issuance and terms of such NNL Debt Securities, the terms of the offering thereof and related matters; (iii) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the NNC Guarantee of such NNL Debt Securities, the terms of the offering thereof and related matters; and (iv) such NNL Debt Securities having the NNC Guarantee endorsed thereon have been duly executed, authenticated, issued and delivered in accordance with the provisions of NNL Senior Debt Indenture and in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNL Board and the NNC Board upon payment of the consideration therefor provided for therein, each of the NNL Debt Securities and the NNC Guarantee will be duly authorized and validly issued and will constitute valid and binding obligations of NNL and NNC, respectively, enforceable against NNL and NNC, respectively, in accordance with their terms, and entitled to the benefits of the NNL Senior Debt Indenture.

     7. With respect to NNL Guaranteed Debt Securities to be issued under the NNL Subordinated Debt Indenture, when (i) the NNL Subordinated Debt Indenture has been duly qualified under the TIA; (ii) the NNL Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNL Debt Securities, the terms of the offering thereof and related matters; (iii) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the NNC Guarantee of such NNL Debt Securities, the terms of the offering thereof and related matters; and (iv) such NNL Debt Securities having the NNC Guarantee endorsed thereon have been duly executed, authenticated, issued and delivered in accordance with the provisions of NNL Subordinated Debt Indenture and in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNL Board and the NNC Board upon payment of the consideration therefor provided for therein, each of the NNL Debt Securities and the NNC Guarantee will be duly authorized and validly issued and will constitute valid and binding obligations of NNL and NNC, respectively, enforceable against NNL and NNC, respectively, in accordance with its terms, and entitled to the benefits of the NNL Subordinated Debt Indenture.

     8. With respect to the Warrants, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Warrants, the terms of the offering thereof and related matters; (ii) the warrant agreement or agreements relating to the Warrants have been duly authorized and validly executed and delivered by NNC and the warrant agent appointed by NNC; and (iii) the Warrants or certificates representing the Warrants have been duly executed, countersigned, registered and delivered in accordance with the appropriate warrant agreement or agreements and the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, the Warrants will be duly authorized and validly issued and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms.

     9. With respect to the Share Purchase Contracts, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Share Purchase Contracts, the terms of the offering thereof and related matters; and (ii) the Share Purchase Contracts have been duly authorized and validly executed and delivered by NNC and, upon payment of the consideration provided for therein, the underwriters for such offering in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board the Share Purchase Contracts will be duly authorized and validly issued and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms.

     10. With respect to the Share Purchase Units, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Share Purchase Units, the terms of the offering thereof and related matters; (ii) the agreement relating to the Share Purchase Units has been duly authorized and validly executed and delivered by NNC and the custodian or depositary appointed by NNC; and (iii) the Share Purchase Units or certificates representing the Share Purchase Units have been duly executed, countersigned, registered and delivered in accordance with the appropriate agreement and the applicable definitive purchase, underwriting or similar agreement approved by the

          NNC Board upon payment of the consideration therefor provided for therein, the Share Purchase Units will be duly authorized and validly issued and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms.

     I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name under the caption "Enforcement of Certain Civil Liabilities" and "Validity of the Securities" in the Registration Statement and in the prospectus, and under the caption "Legal Matters" in the additional pages attached thereto, in each case which forms a part of the Registration Statement and any supplement or supplements to such prospectus. By the giving of such consent, I do not admit that I am an expert with respect to any part of the Registration Statement, including this opinion as an exhibit, or otherwise, within the meaning of the term "Expert" as used in the TIA, or the Rules and Regulations of the SEC issued thereunder.

     This opinion letter is furnished in connection with the Registration Statement.

     Yours truly,

     /s/ Nicholas J. DeRoma
     ---------------------------------
     Nicholas J. DeRoma
     Chief Legal Officer

                              NORTEL NETWORKS INC.
                              Nortel Networks Plaza
                                 200 Athens Way
                         Nashville, Tennessee 37228-1397


May 13, 2002                                                          Schedule A

Nicholas J. DeRoma
Nortel Networks Corporation
Nortel Networks Limited
8200 Dixie Road, Suite 100
Brampton, Ontario  L6T 5P6

Dear Sir:

Re: Nortel Networks Corporation and Nortel Networks Limited Registration Statement on Form S-3 under the United States Securities Act of 1933, as amended

I am the Secretary of Nortel Networks Inc., an indirect wholly owned subsidiary of Nortel Networks Corporation ("NNC") and a direct wholly owned subsidiary of Nortel Networks Limited ("NNL"). This opinion is being furnished to you in connection with the preparation and filing by NNC and NNL under the United States Securities Act of 1933, as amended (the "Securities Act"), of a Registration Statement on Form S-3 (the "Registration Statement") with the United States Securities and Exchange Commission (the "SEC") with respect to (i) unsecured debt securities of NNC ("NNC Debt Securities"), (ii) unsecured debt securities of NNL ("NNL Guaranteed Debt Securities") guaranteed by NNC (the "NNC Guarantee"), (iii) preferred shares of NNC, without par value ("Preferred Shares"), in one or more series, (iv) common shares of NNC, without nominal or par value, including the share purchase rights associated therewith (collectively, "Common Shares"), (v) warrants of NNC to purchase NNC Debt Securities, Preferred Shares or Common Shares ("Warrants"), (vi) share purchase contracts of NNC to purchase Preferred Shares or Common Shares ("Share Purchase Contracts") and (vii) share purchase or equity units of NNC, each representing ownership of a Share Purchase Contract and NNC Debt Securities, NNL Guaranteed Debt Securities or debt obligations of third parties, including U.S. Treasury securities, ("Share Purchase Units" and, together with the NNC Debt Securities, the NNC Guarantee, the NNL Guaranteed Debt Securities, the Preferred Shares, the Common Shares, the Warrants and the Share Purchase Contracts, the "Securities"), to be issued from time to time pursuant to Rule 415 under the Securities Act, for an aggregate initial offering price not to exceed US$2,500,000,000.

In rendering this opinion, I have reviewed:

(a)      the Registration Statement;

(b) the form of senior indenture between NNC and Deutsche Bank Trust Company Americas, as trustee (the "NNC Senior Debt Indenture"), pursuant to which NNC Debt Securities may be issued;

(c) the form of subordinated indenture between NNC and HSBC Bank USA, as trustee (the "NNC Subordinated Debt Indenture"), pursuant to which NNC Debt Securities may be issued;

(d) the form of senior indenture among NNL, as issuer, NNC, as guarantor, and Deutsche Bank Trust Company Americas, as trustee (the "NNL Senior Debt Indenture"), pursuant to which NNL Guaranteed Debt Securities may be issued; and

(e) the form of subordinated indenture among NNL, as issuer, NNC, as guarantor, and HSBC Bank USA, as trustee (the "NNL Subordinated Debt Indenture" and together with the NNC Senior Debt Indenture, the NNC Subordinated Debt Indenture and the NNL Senior Debt Indenture, the "Indentures"), pursuant to which NNL Guaranteed Debt Securities may be issued;

and have made such inquiries and examined originals (or copies certified or otherwise identified to my satisfaction) of such documents, corporate records and other instruments and made such examination of the law as I have deemed necessary or appropriate to enable me to render this opinion. In such examinations, I have assumed the genuineness of all signatures, the legal capacity at all relevant times of any natural persons signing any documents, the authenticity of all documents submitted to me as originals, the conformity to authentic originals of all documents submitted to me as certified or true copies or as reproductions (including documents received by facsimile) and the truthfulness of all certificates of public officials and corporate officers.

In connection with this opinion, I have assumed that (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective; (ii) a prospectus supplement will have been prepared and filed with the SEC describing the Securities offered thereby; (iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate prospectus supplement; (iv) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will have been duly authorized and validly executed and delivered by NNC and/or NNL and the other parties thereto: and (v) any Securities issuable upon conversion, exchange or exercise of any other Security being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise.

The opinions expressed herein are subject to the following qualifications:

(a) enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other laws affecting the enforcement of creditors' rights generally;

(b) equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction; and

(c) no opinion is expressed with respect to the enforceability of any provisions relating to indemnity or contribution.

Based upon and subject to the foregoing, I am of the opinion that:

1. With respect to NNC Debt Securities to be issued under the NNC Senior Debt Indenture, when (i) the NNC Senior Debt Indenture has been duly qualified under the United States Trust Indenture Act of 1939, as amended (the "TIA"); (ii) the NNC Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNC Debt Securities, the terms of the offering thereof and related matters; and (iii) such NNC Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the NNC Senior Debt Indenture and either
     (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, such NNC Debt Securities will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with its terms, and entitled to the benefits of the NNC Senior Debt Indenture.

2. With respect to NNC Debt Securities to be issued under the NNC Subordinated Debt Indenture, when (i) the NNC Subordinated Debt Indenture has been duly qualified under the TIA; (ii) the NNC Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNC Debt Securities, the terms of the offering thereof and related matters; and
     (iii) such NNC Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the NNC Subordinated Debt Indenture and either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, such NNC Debt Securities will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with its terms, and entitled to the benefits of the NNC Subordinated Debt Indenture.

3. With respect to NNL Guaranteed Debt Securities to be issued under the NNL Senior Debt Indenture, when (i) the NNL Senior Debt Indenture has been duly qualified under the TIA; (ii) the Board of Directors of NNL (the "NNL Board") has taken all necessary corporate action to approve the creation, issuance and terms of such NNL Debt Securities, the terms of the offering thereof and related matters; (iii) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the NNC Guarantee of such NNL Debt Securities, the terms of the offering thereof and related matters; and (iv) such NNL Debt Securities having the NNC Guarantee endorsed thereon have been duly executed, authenticated, issued and delivered in accordance with the provisions of NNL

     Senior Debt Indenture and in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNL Board and the NNC Board upon payment of the consideration therefor provided for therein, each of the NNL Debt Securities and the NNC Guarantee will constitute valid and binding obligations of NNL and NNC, respectively, enforceable against NNL and NNC, respectively, in accordance with their terms, and entitled to the benefits of the NNL Senior Debt Indenture.

4. With respect to NNL Guaranteed Debt Securities to be issued under the NNL Subordinated Debt Indenture, when (i) the NNL Subordinated Debt Indenture has been duly qualified under the TIA; (ii) the NNL Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNL Debt Securities, the terms of the offering thereof and related matters; (iii) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the NNC Guarantee of such NNL Debt Securities, the terms of the offering thereof and related matters; and (iv) such NNL Debt Securities having the NNC Guarantee endorsed thereon have been duly executed, authenticated, issued and delivered in accordance with the provisions of NNL Subordinated Debt Indenture and in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNL Board and the NNC Board upon payment of the consideration therefor provided for therein, each of the NNL Debt Securities and the NNC Guarantee will constitute valid and binding obligations of NNL and NNC, respectively, enforceable against NNL and NNC, respectively, in accordance with their terms, and entitled to the benefits of the NNL Subordinated Debt Indenture.

5. With respect to the Warrants, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Warrants, the terms of the offering thereof and related matters; (ii) the warrant agreement or agreements relating to the Warrants have been duly authorized and validly executed and delivered by NNC and the warrant agent appointed by NNC; and (iii) the Warrants or certificates representing the Warrants have been duly executed, countersigned, registered and delivered in accordance with the appropriate warrant agreement or agreements and the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, the Warrants and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms.

6. With respect to the Share Purchase Contracts, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Share Purchase Contracts, the terms of the offering thereof and related matters; and (ii) the Share Purchase Contracts have been duly authorized and validly executed and delivered by NNC and, upon payment of the consideration provided for therein, the underwriters for such offering in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board the Share Purchase Contracts and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms.

7. With respect to the Share Purchase Units, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Share Purchase Units, the terms of the offering thereof and related matters; (ii) the agreement relating to the Share Purchase Units has been duly authorized and validly executed and delivered by NNC and the custodian or depositary appointed by NNC; and (iii) the Share Purchase Units or certificates representing the Share Purchase Units have been duly executed, countersigned, registered and delivered in accordance with the appropriate agreement and the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, the Share Purchase Units and will constitute valid and binding obligations of NNC, enforceable against NNC in accordance with their terms.

I am an attorney duly qualified to practice in the State of New York. The foregoing opinions are limited to the federal laws of the United States of America and the law of the State of New York at the date hereof.

This opinion letter is furnished solely for the benefit of Nicholas J. DeRoma in connection with the opinion to be delivered by him on behalf of the Corporation and Limited and to be attached thereto relating to the aforementioned Registration Statement.

Yours truly,


/s/ Roger A. Schecter
-------------------------------------
Roger A. Schecter
Secretary

     Nortel Networks
     8200 Dixie Road, Suite 100
     Dept. 0019, GMS 036/NO/172
     Brampton, Ontario, Canada L6T 5P6
     Telephone: 905-863-1190 (ESN 333)
     Fax:       905-863-8423 (ESN 333)
     E-Mail:    blairm@nortelnetworks.com

  Blair F. Morrison
Assistant Secretary
                                                                      Schedule B

     May 13, 2002

     Mr. Nicholas J. DeRoma
     Chief Legal Officer
     Nortel Networks Corporation
     Nortel Networks Limited
     8200 Dixie Road, Suite 100
     Brampton, Ontario
     L6T 5P6

     Dear Sir:

     RE: Nortel Networks Corporation and Nortel Networks Limited Registration Statement on Form S-3 under the Securities Act of 1933, as amended

     I am the Assistant Secretary of each of Nortel Networks Corporation ("NNC") and Nortel Networks Limited ("NNL"), each a corporation organized under the laws of Canada. This opinion is being furnished to you in connection with the preparation and filing by NNC and NNL under the United States Securities Act of 1933, as amended, (the "Securities Act") of a Registration Statement on Form S-3 (the "Registration Statement") with the United States Securities and Exchange Commission (the "SEC") with respect to (i) unsecured debt securities of NNC ("NNC Debt Securities"), (ii) unsecured debt securities of NNL ("NNL Guaranteed Debt Securities") guaranteed by NNC (the "NNC Guarantee"), (iii) preferred shares of NNC, without par value ("Preferred Shares"), in one or more series, (iv) common shares of NNC, without nominal or par value, including the share purchase rights associated therewith (collectively, "Common Shares"), (v) warrants of NNC to purchase NNC Debt Securities, Preferred Shares or Common Shares ("Warrants"), (vi) share purchase contracts of NNC to purchase Preferred Shares or Common Shares ("Share Purchase Contracts") and (vii) share purchase or equity units of NNC, each representing ownership of a Share Purchase Contract and NNC Debt Securities, NNL Guaranteed Debt Securities or debt obligations of third parties, including U.S. Treasury securities, ("Share Purchase Units" and, together with the NNC Debt Securities, the NNC Guarantee, the NNL Guaranteed Debt Securities, the Preferred Shares, the Common Shares, the Warrants and the Share Purchase Contracts, the "Securities"), to be issued from time to time pursuant to Rule 415 under the Securities Act, for an aggregate initial offering price not to exceed US$2,500,000,000.

     In rendering this opinion, I have reviewed:

     (a)  the Registration Statement;

     (b) the form of senior indenture between NNC and Deutsche Bank Trust Company Americas, as trustee, (the "NNC Senior Debt Indenture"), pursuant to which NNC Debt Securities may be issued;

     (c) the form of subordinated indenture between NNC and HSBC Bank USA, as trustee (the "NNC Subordinated Debt Indenture"), pursuant to which NNC Debt Securities may be issued;

     (d) the form of senior indenture among NNL, as issuer, NNC, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, (the "NNL Senior Debt Indenture"), pursuant to which NNL Guaranteed Debt Securities may be issued;

     (e) the form of subordinated indenture among NNL, as issuer, NNC, as guarantor, and HSBC Bank USA, as trustee (the "NNL Subordinated Debt Indenture" and together with the NNC Senior Debt Indenture, the NNC Subordinated Debt Indenture and the NNL Senior Debt Indenture, the "Indentures"), pursuant to which NNL Guaranteed Debt Securities may be issued;

     (f)  the articles and by-laws of NNC; and

     (g)  the articles and by-laws of NNL;

     and have made such inquiries and examined originals (or copies certified or otherwise identified to my satisfaction) of such documents, corporate records and other instruments and made such examination of the law as I have deemed necessary or appropriate to enable me to render this opinion. In such examinations, I have assumed the genuineness of all signatures, the legal capacity at all relevant times of any natural persons signing any documents, the authenticity of all documents submitted to me as originals, the conformity to authentic originals of all documents submitted to me as certified or true copies or as reproductions (including documents received by facsimile) and the truthfulness of all certificates of public officials and corporate officers.

     I am qualified to practice law solely in the Province of Ontario, Canada and express no opinion as to any laws or matters governed by any laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     In connection with this opinion, I have assumed that (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective; (ii) a prospectus supplement will have been prepared and filed with the SEC describing the Securities offered thereby; (iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate prospectus supplement; (iv) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will have been duly authorized and validly executed and delivered by NNC and/or NNL and the other parties thereto; and (v) any Securities issuable upon conversion, exchange or exercise of any Security being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise.

     In expressing the opinion set out in paragraph 1 below with respect to the valid existence of NNC and NNL, I have obtained and relied upon Certificates of Compliance dated May 10, 2002 issued by the Deputy Director, Industry Canada, and have assumed that such certificates evidence that NNC and NNL each validly exists as of the date hereof.

     To the extent the opinions expressed herein are stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exception, the opinions expressed herein in reliance on such opinions are based upon the same assumption, are given in reliance on the same certificate or document, and are subject to the same limitation, qualification or exception.

     Based upon and subject to the foregoing, I am of the opinion that:

     1. Each of NNC and NNL has been duly incorporated and is a validly existing corporation under the laws of Canada.

     2. With respect to the Common Shares, when (i) the Board of Directors of NNC (the "NNC Board"), has taken all necessary corporate action to approve the issuance of and the terms of the offering of the Common Shares and related matters; and (ii) certificates representing the Common Shares have been duly executed, countersigned, registered and delivered

                                      -4-
          either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon conversion, exchange or exercise of any other Security in accordance with the terms of such Security or the instrument governing such Security providing for such conversion, exchange or exercise as approved by the NNC Board, for the consideration approved by the NNC Board, the Common Shares will be duly authorized, validly issued, fully paid and non-assessable.

     3. With respect to Preferred Shares, when (i) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the shares of Preferred Shares, the terms of the offering thereof and related matters, including the approval of articles of amendment relating to the series of such Preferred Shares and the receipt by NNC of a certificate of amendment from the Director under the Canada Business Corporations Act, as amended; and (ii) certificates representing the shares of Preferred Shares have been duly executed, countersigned, registered and delivered either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, the Preferred Shares will be duly authorized, validly issued, fully paid and non-assessable.

     4. With respect to NNC Debt Securities to be issued under the NNC Senior Debt Indenture, when (i) the NNC Senior Debt Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "TIA"); (ii) the NNC Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNC Debt Securities, the terms of the offering thereof and related matters; and (iii) such NNC Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the NNC Senior Debt Indenture and either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or
          (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, such NNC Debt Securities will be duly authorized and validly issued.

     5. With respect to NNC Debt Securities to be issued under the NNC Subordinated Debt Indenture, when (i) the NNC Subordinated Debt Indenture has been duly qualified under the TIA; (ii) the NNC Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNC Debt Securities, the terms of the offering thereof and related matters; and (iii) such NNC Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the NNC Subordinated Debt Indenture and either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, or (b) upon exercise of any other Security, in accordance with the terms of such Security or the instrument governing such Security providing for such exercise as approved by the NNC Board, for the consideration approved by the NNC Board, such NNC Debt Securities will be duly authorized and validly issued.

     6. With respect to NNL Guaranteed Debt Securities to be issued under the NNL Senior Debt Indenture, when (i) the NNL Senior Debt Indenture has been duly qualified under the TIA; (ii) the Board of Directors of NNL (the "NNL Board") has taken all necessary corporate action to approve the creation, issuance and terms of such NNL Debt Securities, the terms of the offering thereof and related matters; (iii) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the NNC Guarantee of such NNL Debt Securities, the terms of the offering thereof and related matters; and (iv) such NNL Debt Securities having the NNC Guarantee endorsed thereon have been duly executed, authenticated, issued and delivered in accordance with the provisions of NNL Senior Debt Indenture and in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNL Board and the NNC Board upon payment of the consideration therefor provided for therein, each of the NNL Debt Securities and the NNC Guarantee will be duly authorized and validly issued.

     7. With respect to NNL Guaranteed Debt Securities to be issued under the NNL Subordinated Debt Indenture, when (i) the NNL Subordinated Debt Indenture has been duly qualified under the TIA; (ii) the NNL Board has taken all necessary corporate action to approve the creation, issuance and terms of such NNL Debt Securities, the terms of the offering thereof and related matters; (iii) the NNC Board has taken all necessary corporate action to approve the issuance and terms of the NNC Guarantee of such NNL Debt Securities, the terms of the offering thereof and related matters; and (iv) such NNL Debt Securities having the NNC Guarantee endorsed thereon have been duly executed, authenticated, issued and delivered in accordance with the provisions of NNL Subordinated Debt Indenture and in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNL Board and the NNC Board upon payment of the consideration therefor provided for therein, each of the NNL Debt Securities and the NNC Guarantee will be duly authorized and validly issued.

     8. With respect to the Warrants, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Warrants, the terms of the offering thereof and related matters; (ii) the warrant agreement or agreements relating to the Warrants have been duly authorized and validly executed and delivered by NNC and the warrant agent appointed by NNC; and (iii) the Warrants or certificates representing the Warrants have been duly executed, countersigned, registered and delivered in accordance with the appropriate warrant agreement or agreements and the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, the Warrants will be duly authorized and validly issued.

     9. With respect to the Share Purchase Contracts, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Share Purchase Contracts, the terms of the offering thereof and related matters; and (ii) the Share Purchase Contracts have been duly authorized and validly executed and delivered by NNC and, upon payment of the consideration provided for therein, the underwriters for such offering in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board the Share Purchase Contracts will be duly authorized and validly issued.

     10. With respect to the Share Purchase Units, when (i) the NNC Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Share Purchase Units, the terms of the offering thereof and related matters; (ii) the agreement relating to the Share Purchase Units has been duly authorized and validly executed and delivered by NNC and the custodian or depositary appointed by NNC; and (iii) the Share Purchase Units or certificates representing the Share Purchase Units have been duly executed, countersigned, registered and delivered in accordance with the appropriate agreement and the applicable definitive purchase, underwriting or similar agreement approved by the NNC Board upon payment of the consideration therefor provided for therein, the Share Purchase Units will be duly authorized and validly issued.

     This opinion letter is furnished solely for the benefit of Nicholas J. DeRoma in connection with the opinion to be delivered by him on behalf of NNC and NNL and to be attached thereto relating to the aforementioned Registration Statement.

     Yours truly,


     /s/ Blair F. Morrison
    ---------------------------------
    Blair F. Morrison
    Assistant Secretary